UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 31, 2008

MAGNETEK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive
Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers

On July 31, 2008, the Board of Directors of Magnetek, Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Director and Officer Compensation and Deferral Investment Plan (the “DDIP Plan”).  In addition, the Board amended the Company’s Change of Control Agreements (“CIC Agreements”) with its named executive officers, including David P. Reiland, President and Chief Executive Officer, Peter M. McCormick, Executive Vice President and Chief Operating Officer, and Marty J. Schwenner, Vice President and Chief Financial Officer.

The principal purpose of the amendments to the Plan and the CIC Agreements was to further amend and restate the DDIP Plan and the CIC Agreements in order to comply with Section 409A of the Internal Revenue Code of 1986 (“Section 409A”) and the regulations (including the final regulations) and other Treasury Department guidance promulgated thereunder.  Section 409A governs the deferral of compensation where a director, officer or employee has a legally binding right to compensation that is payable in a future year.  Section 409A imposes requirements with respect to deferral elections, payment events and payment elections.

The DDIP Plan and CIC Agreements were amended to limit the application of their accelerated share delivery and equity deferral features to the extent necessary to avoid adverse tax consequences under Section 409A.  In general, the Section 409A amendments relate to the timing of and conditions for the deferral of compensation and distribution of benefits.  Additional amendments were made to the DDIP Plan for clarification purposes, for compliance with the claims process under the Employee Retirement Income Security Act of 1974, as amended, and for administrative purposes to reflect the relocation of the Company’s corporate headquarters to Wisconsin.  The amendments to the DDIP Plan and the CIC Agreements do not modify the amounts payable to any officer thereunder.

Item 9.01 - Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.1	Magnetek, Inc. Amended and Restated Director and Officer Compensation and Deferral Investment Plan

10.2	Change of Control Agreement

                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 5, 2008

MAGNETEK, INC.

/s/	David Reiland
By:	David Reiland
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Magnetek, Inc. Amended and Restated Director and Officer Compensation and Deferral Investment Plan

10.2	Change of Control Agreement